SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2001
                                                         -----------------



                              GERALD STEVENS, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



   Florida                           0-05531                      65-0971499
 ----------------                -----------------           ------------------
(State or other                  (Commission File              (IRS Employer
 jurisdiction of Number)                                     Identification No.)
 incorporation)


                1800 Eller Drive, Fort Lauderdale, Florida 33316
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 954/627-1000

Item 5.  Other Events.
         ------------

         We are filing this Report solely for the purpose of filing the press release, dated February 20, 2001, included as an exhibit to this Report and incorporated herein by reference, relating to an agreement to sell our wire service and catalog businesses.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibit No.                        Description
         -----------                        -----------

         99.1                       Press Release dated February 20, 2001

         99.2 Asset Purchase Agreement, dated as of February 16, 2001, by and among Gerald Stevens, Inc., Calyx & Corolla, Inc., and Equity Resource Partners, LLC

         99.3 Asset Purchase Agreement, dated as of February 16, 2001, by and among Gerald Stevens, Inc., GS Call Center Co., Flower Club International, Inc., Florafax Financial Services Corp., Worldwide Floral & Gifts, Inc., and Equity Resource Partners, LLC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                  GERALD STEVENS, INC.
                                           ---------------------------------
                                                     (Registrant)



                                           By       /s/ WAYNE MOOR
                                              --------------------
                                                    Wayne Moor
                                                    Senior Vice President and
                                                    Chief Financial Officer

Dated: February 21, 2001

                              GERALD STEVENS, INC.

                           Current Report on Form 8-K

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated February 20, 2001

99.2 Asset Purchase Agreement, dated as of February 16, 2001, by and among Gerald Stevens, Inc., Calyx & Corolla, Inc., and Equity Resource Partners, LLC

99.3 Asset Purchase Agreement, dated as of February 16, 2001, by and among Gerald Stevens, Inc., GS Call Center Co.,
                  Flower Club International, Inc., Florafax Financial Services Corp., Worldwide Floral & Gifts, Inc., and Equity Resource Partners, LLC